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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2005

BEI TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-22799 (Commission File No.)	94-3274498 (IRS Employer Identification No.)

One Post Street, Suite 2500
San Francisco, California 94104
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (415) 956-4477

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

        This Amendment to a Current Report on Form 8-K amends and restates in its entirety the section entitled "Agreement and Plan of Merger" contained in Item 1.01 of the Current Report on Form 8-K filed by BEI Technologies, Inc. (the "Company") on July 27, 2005 to correct the description of the treatment of unvested options of the Company in connection with the transactions described below.

ITEM 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Agreement and Plan of Merger

        On July 21, 2005, BEI Technologies, Inc. (the "Company") entered into an Agreement and Plan of Merger (the "Merger Agreement") with Schneider Electric SA, a societé anonyme organized under the laws of the Republic of France ("Schneider"), and Beacon Purchaser Corporation, a Delaware corporation that is an indirect wholly-owned subsidiary of Schneider ("Acquisition Sub").

        Pursuant to the Merger Agreement, Acquisition Sub has agreed to commence a cash tender offer (the "Offer") for all of the issued and outstanding shares of common stock, par value $0.001 per share, of the Company, at a purchase price of U.S. $35.00 per share. Upon the acquisition by Acquisition Sub of shares of Company common stock tendered pursuant to the Offer, all outstanding shares of restricted stock of the Company will fully vest pursuant to the terms of the Company's 1997 Equity Incentive Plan. The Merger Agreement further provides that following the acquisition by Acquisition Sub of shares of Company common stock tendered pursuant to the Offer, and subject to the satisfaction or waiver of certain conditions, Acquisition Sub will be merged with and into the Company (the "Merger"), with the Company surviving the merger as an indirect wholly-owned subsidiary of Schneider, and that in connection with the Merger all remaining outstanding shares of Company common stock (other than shares held by Schneider, Acquisition Sub or any other wholly-owned subsidiary of Schneider and shares with respect to which appraisal rights are validly exercised under Delaware law) will be converted into the right to receive U.S. $35.00 per share in cash. At the effective time of the Merger, all outstanding unvested options of the Company will fully vest pursuant to the terms of the Company's 1997 Equity Incentive Plan. The board of directors of the Company has approved the Merger Agreement, the Offer and the Merger.

        The obligation of Acquisition Sub to accept for payment shares of Company common stock tendered pursuant to the Offer is subject to a number of conditions described in the Merger Agreement, including a condition that at least a majority of the shares of Company common stock (determined on a fully diluted basis) have been validly tendered pursuant to the Offer, conditions that certain regulatory clearances have been obtained and certain other conditions. The Merger Agreement provides that if on the date that is 20 business days after the commencement date of the Offer, any condition to the Offer has not been satisfied and has not been waived, then the Offer will automatically be extended for one or more periods of ten business days per extension, or such other number of business days as Acquisition Sub and the Company may jointly determine, with no such period ending later than February 28, 2006. The Merger Agreement further provides that if immediately after the time at which Acquisition Sub first accepts for payment any shares of Company common stock tendered pursuant to the Offer, the shares of Company common stock accepted for payment by Acquisition Sub do not represent at least 90% of the outstanding shares of Company common stock, Acquisition Sub will provide for a subsequent offering period of at least three business days.

        The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as an exhibit to this Current Report on Form 8-K and incorporated herein by reference. The Merger Agreement has been filed as an exhibit to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company. The Merger Agreement contains representations and warranties that the parties to the Merger Agreement made to and solely for the benefit of each other. The assertions embodied in such representations and warranties are

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qualified by information contained in confidential disclosure schedules that the parties exchanged in connection with signing the Merger Agreement. Accordingly, investors and security holders should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances, since they were only made as of the date of the Merger Agreement and are modified in important part by the underlying disclosure schedules. Moreover, information concerning the subject matter of such representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company's public disclosures.

Notice to Read Tender Offer Materials

        Acquisition Sub and Schneider have filed a Tender Offer Statement on Schedule TO with the Securities and Exchange Commission containing an offer to purchase, forms of letters of transmittal and other documents relating to the transaction and the Company has filed a Solicitation/Recommendation Statement on Schedule 14D-9 with the Securities and Exchange Commission relating to the transaction. These documents, as amended from time to time, contain important information about the transaction and stockholders of the Company are urged to read them carefully. Stockholders of the Company may obtain a free copy of these documents at the website maintained by the Securities and Exchange Commission at www.sec.gov. In addition, stockholders may obtain a free copy of these documents from Schneider by contacting Schneider at: 43-45, bd. Franklin Roosevelt B.P. 236 92504 Rueil Malmaison Cedex, France, attention: Investor Relations, or from the Company by contacting the Company at: One Post Street, Suite 2500, San Francisco, CA 94104, attention: Investor Relations.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits:

Exhibit No.	Exhibit Title
2.1	Agreement and Plan of Merger by and among Schneider Electric SA, Beacon Purchaser Corporation and BEI Technologies, Inc., dated as of July 21, 2005*
2.2	Form of Transaction Support Agreement entered into by Charles Crocker with Schneider Electric SA and Beacon Purchaser Corporation, dated as of July 21, 2005*
2.3	Form of Transaction Support Agreement entered into by Asad M. Madni and John LaBoskey with Schneider Electric SA and Beacon Purchaser Corporation, dated as of July 21, 2005*
10.1	Amendment to Rights Agreement by and between BEI Technologies, Inc. and American Stock Transfer & Trust Company, dated July 21, 2005*
99.1	Press Release issued July 22, 2005**

*
Previously filed as an exhibit to the Company's Current Report on Form 8-K filed on July 27, 2005

**
Previously filed as an exhibit to the Company's Solicitation/Recommendation Statement on Schedule 14D-9 filed on August 3, 2005

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEI TECHNOLOGIES, INC.
Dated: August 19, 2005	By:	/s/ ROBERT R. CORR
Robert R. Corr
	Title:	Vice President, Controller, Treasurer and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
2.1	Agreement and Plan of Merger by and among Schneider Electric SA, Beacon Purchaser Corporation and BEI Technologies, Inc., dated as of July 21, 2005*
2.2	Form of Transaction Support Agreement entered into by Charles Crocker with Schneider Electric SA and Beacon Purchaser Corporation, dated as of July 21, 2005*
2.3	Form of Transaction Support Agreement entered into by Asad M. Madni and John LaBoskey with Schneider Electric SA and Beacon Purchaser Corporation, dated as of July 21, 2005*
10.1	Amendment to Rights Agreement by and between BEI Technologies, Inc. and American Stock Transfer & Trust Company, dated July 21, 2005*
99.1	Press Release issued July 22, 2005**

*
Previously filed as an exhibit to the Company's Current Report on Form 8-K filed on July 27, 2005

**
Previously filed as an exhibit to the Company's Solicitation/Recommendation Statement on Schedule 14D-9 filed on August 3, 2005

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  ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
  ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES
INDEX TO EXHIBITS